Fees Summary	Jul. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 176,000,015.00
Previously Paid Amount	0.00
Total Fee Amount	26,945.62
Total Offset Amount	0.00
Net Fee	$ 26,945.62
Final Prospectus	false